                                                                       Exhibit A
                                 ScottishPower
                                  Form U-33-S
                                   Exhibit A
                                  Page 1 of 2


                              ScottishPower-----------------------
                                    |                            |
                                    |                            |
                                    |                            |
                              NA1--------NA2                   SPUK
                                    |                            |
                                    |                            |
                                   NAGP                       Genscot
                                    |                            |
                                    |                            |
         Bechtel                PacifiCorp                     Manweb
           |                        |
           |                        |
           |                    PacifiCorp
           |              Group Holdings Company
           |                     (Oregon)
           |                        |
           |                        |
        Bechtel New             New Energy
       Energy Enterprises,----- Holdings I Inc. ------see page 2
       Inc. (Delaware)          (Delaware)
           |                        |
           |                        |
           |                        |
           |                        |
           |                        |
         BEn EW                     |
       International ---------- EnergyWorks
       (Cayman), Ltd.            Holdings I
                 |           (Cayman Islands)
                 |
                 |
                 |
                 |
                 |
                 |
     ------------------------------------------------------
     | 50%       |                 |      |     |         |
    -------------------            |      |     | 100%    |
    |                 |            |      |    New        | 100%
    New               New          |      |  IndoPower    Casa
 IndiaPower           IndiaPower   |      |  Investment   Palermo
  Company             Company      |      |  Company      (Costa Rica)
    One               Two          |      |  Pte. Ltd.    |
(Mauritius)           (Mauritius)  |      |  (Singapore)  |
    |                 |            |      |     |      AeroEnergia
    | 99.99%          | 0.01%      |      |     |      (Costa Rica)
    -------------------            .0005% |     | 99.9995%
         |            |                   -------
      EnergyWorks     |                PT EnergyWorks
    India Company     |                  Indonesia
   Pvt. Ltd. (India)  |                  (Indonesia)

                                 ScottishPower
                                  Form U-33-S
                                   Exhibit A
                                  Page 2 of 2


ScottishPower---------------------
      |                          |
      |                          |
      |                          |
NA1--------NA2                 SPUK
      |                          |
      |                          |
    NAGP                      Genscot
      |                          |
      |                          |
  PacifiCorp                     |
      |                       Manweb
      |
  PacifiCorp
Group Holdings Company
  (Oregon)
      |
      |
      |
      -------------- PacifiCorp International Group
                           Holdings Company
                               (Oregon)
                                  |
                       ---------------------------
                       |                          |
                       100%                      100%
                       |                          |
               Pan-Pacific Global              Eastern
                   Corporation                Investment
                       |                        Company
                       |                          |
                       |                          |
                       |                          |
                       --------               ---------
                              |                   |
                              |                   |
                             80%                 20%
                              |                   |
                              |                   |
                              ---------------------
                                   |
      ------------------------ PacifiCorp
      |                      Australia, LLC
     100%                          |
      |                           100%
  Hazelwood                        |
  Australia,                       |
     Inc.                          |
      |                            |
      |                        PacifiCorp
   ----------------             Australia
   |              |         Holdings Pty Ltd
   |              |                |

  100%           100%              |
   |              |                |
 Hazelwood       PacifiCorp      100%
Holdings, Inc.   Global, Inc.      |
   |              |                |
   |              |                |
  10%              90%    PowerCor Australia Ltd
   |              |
   |              |
   ----------------
          |
          |
   Hazelwood Pacific
       Pty Ltd
          |
          |
          |
        19.90%
          |
          |
      Hazelwood